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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported)   March 17, 1999
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                Deutsche Recreational Asset Funding Corporation
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            (Exact Name of Registrant as Specified in its Charter)



                                     Nevada
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                (State or Other Jurisdiction of Incorporation)


         333-56303                                        91-1904587
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 (Commission File Number)                   (I.R.S. Employer Identification No.)




   655 Maryville Centre Drive, St. Louis, Missouri                 63141
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   (Address of Principal Executive Offices)                     (Zip Code)


                                 (314) 523-3000
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             (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.   Other Events.

     In connection with the offering of the Distribution Financial Services RV Trust 1999-1 Asset Backed Notes (the "Notes"), Deutsche Bank Securities Inc., as the lead underwriter of the Notes, has distributed certain "computational materials" to potential investors, which materials are attached hereto as
Exhibit 99.1. The computational materials provided by the other underwriters were identical to those provided by Deutsche Bank Securities Inc. except for the legends of Bear, Stearns & Co. Inc. attached thereto. The legends attached to the computational materials provided by Bear, Stearns & Co. Inc. are included in
Exhibit 99.2.

     Pursuant to Rule 311 of Regulation S-T, the Registrant is filing the Exhibits Hereto by paper filing on Form SE.

Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits.


Exhibit
  No.   Document Description
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99.1    Computational Materials of Deutsche Bank Securities Inc. (P)

99.2    Legend--Bear, Stearns & Co. Inc. (P)

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    DEUTSCHE RECREATIONAL ASSET
                                    FUNDING CORPORATION
                                           (Registrant)



Dated: March 17, 1999               By: /S/ Richard C. Goldman
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                                    Name: Richard C. Goldman
                                    Title: Vice President

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